EXHIBIT 31.1

Cronos Global Income Fund XVI, L.P.

Rule 13a-14 CERTIFICATION

     I, Dennis J. Tietz, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Cronos Global Income Fund XVI, L.P. (the “Partnership”);

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Partnership as of, and for, the periods presented in this quarterly report;

     4. The other certifying officer of Cronos Capital Corp. (“CCC”), the General Partner of the Partnership, and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Partnership and we have:

          (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared; and

          (b) evaluated the effectiveness of the Partnership’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, based on our evaluation; and

          (c) disclosed in this quarterly report any change in the Partnership’s internal control over financial reporting that occurred during the Partnership’s most recent fiscal quarter (the Partnership’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

     5. CCC’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Partnership’s auditors and the Audit Committee of Partnership’s Board of Directors (or persons performing the equivalent function):

          (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Partnership’s ability to record, process, summarize and report financial information; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership’s internal control over financial reporting.

Date: May 13, 2005

/s/ DENNIS J TIETZ

Dennis J Tietz
President of CCC
(Chief Executive Officer)